UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 31, 2006
Electro-Optical Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-125517 (Commission File Number)	13-3986004 (IRS Employer Identification No.)

3 West Main Street, Suite 201, Irvington, New York (Address of principal executive offices)		10533 (Zip Code)
Registrant’s telephone number, including area code (914) 591-3783
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement
Item 3.02 — Unregistered Sales of Equity Securities
Item 9.01 — Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1: FORM OF WARRANT
EX-10.1: FORM OF SECURITIES PURCHASE AGREEMENT
EX-10.2: FORM OF SECURITIES PURCHASE AGREEMENT
EX-10.3: FORM OF REGISTRATION RIGHTS AGREEMENT
EX-10.4: PLACEMENT AGENCY AGREEMENT
EX-99.1: PRESS RELEASE

Item 1.01 — Entry into a Material Definitive Agreement
     On October 31, 2006 Electro-Optical Sciences, Inc. (the “Company”) entered into securities purchase agreements and a registration rights agreement with certain accredited investors for the private placement of 2,312,384 shares of the Company's common stock and warrants to purchase up to 346,858 shares of the Company's common stock for aggregate gross proceeds of approximately $13.2 million. Pursuant to the securities purchase agreements, for a purchase price of $5.70 each investor will receive one share of the Company's common stock and a warrant to purchase 0.15 of a share of common stock. The warrants are five-year warrants with an exercise price of $6.70 per share. The private placement will be completed pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. Pursuant to the terms of the registration rights agreement, the Company has agreed to cause a resale registration statement covering the shares, including the shares issuable upon exercise of the warrants, to be filed within 30 days after closing. Jefferies & Company, Inc. acted as placement agent for the private placement. The transaction is further described in the press release issued by the Company on November 1, 2006, a copy of which is filed herewith as Exhibit 99.1.
The foregoing description is only a summary and is qualified in its entirety by reference to the aforementioned transaction documents contained in Exhibits 4.1, 10.1, 10.2, 10.3 and 10.4, each of which is incorporated herein by reference.
Item 3.02 — Unregistered Sales of Equity Securities
     The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 3.02.
Item 9.01 — Financial Statements and Exhibits
     (b) Exhibits.

Exhibit
Number	Description
4.1	Form of Warrant

10.1	Form of Securities Purchase Agreement among the Company and the purchasers identified on the signature pages thereto, dated as of October 31, 2006

10.2	Form of Securities Purchase Agreement among the Company and the purchasers identified on the signature pages thereto, dated as of October 31, 2006

10.3	Form of Registration Rights Agreement among the Company and the purchasers identified on the signature pages thereto, dated as of October 31, 2006

10.4	Placement Agency Agreement by and between the Company and Jefferies & Company, Inc., dated as of October 31, 2006

99.1	Press Release of the Company dated November 1, 2006 titled “Electro-Optical Sciences Announces $13.2 Million Private Placement”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electro-Optical Sciences, Inc.
Date: November 1, 2006	By:	/s/ Joseph V. Gulfo
President & Chief Executive Officer
(Principal Executive Officer)

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
4.1	Form of Warrant

10.1	Form of Securities Purchase Agreement among the Company and the purchasers identified on the signature pages thereto, dated as of October 31, 2006

10.2	Form of Securities Purchase Agreement among the Company and the purchasers identified on the signature pages thereto, dated as of October 31, 2006

10.3	Form of Registration Rights Agreement among the Company and the purchasers identified on the signature pages thereto, dated as of October 31, 2006

10.4	Placement Agency Agreement by and between the Company and Jefferies & Company, Inc., dated as of October 31, 2006

99.1	Press Release of the Company dated November 1, 2006 titled “Electro-Optical Sciences Announces $13.2 Million Private Placement”

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